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                                                                    EXHIBIT 10.8


                               AMENDMENT NO. 1 TO
                           SECOND AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

         This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "Amendment") is made and dated as of August 29, 2003, by and among (a) EOTT Energy Operating Limited Partnership (the "Seller") and
(b) Standard Chartered Trade Services Corporation ("SCTSC"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Receivables Purchase Agreement (as defined below).

         WHEREAS, the Seller, SCTSC and Standard Chartered Bank have entered into that Second Amended and Restated Receivables Purchase Agreement, dated as of February 11, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "Receivables Purchase Agreement"), pursuant to which SCTSC has agreed to purchase from the Seller certain receivables which are payable by Koch Supply and Trading, L.P. (f/k/a Koch Petroleum Group L.P.); and

         WHEREAS, the Seller has requested that SCTSC amend the Receivables Purchase Agreement, and SCTSC, on the terms and subject to the conditions set forth below, has agreed to amend the Receivables Purchase Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises, the Seller and SCTSC agree as follows:

         SECTION 1. AMENDMENTS TO THE RECEIVABLES PURCHASE AGREEMENT.

         (a) Section 8(C) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

         "(i) On any date which is four Business Days prior to the Initial
              Maturity Date, at the option of the Seller and upon written notice to SCTSC, the Seller may extend the Maturity Date from the Initial Maturity Date until March 1, 2004 (the "First Extension Date"), upon payment to SCTSC of a non-refundable extension fee in an amount equal to one-half of one percent (0.5%) multiplied by the Maximum Commitment as of the Initial Maturity Date.

         (ii) If the Maturity Date has been extended pursuant to clause (i) above, on any date which is four Business Days prior to the First Extension Date, at the option of the Seller and upon written notice to SCTSC, the Seller may extend the Maturity Date from the First Extension Date until August 30, 2004, upon payment to SCTSC of a non-refundable extension fee in an amount equal to one-half of one percent (0.5%) multiplied by the Maximum Commitment as of the First Extension Date."

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         SECTION 2. REPRESENTATION AND WARRANTIES. The Seller represents and warrants to SCTSC as follows:

                  (a) The representations and warranties of the Seller contained in the Receivables Purchase Agreement (i) were true and correct when made and (ii) shall be true and correct on and as of the Effective Date with the same effect as if made at and as of that time (except to the extent that such representations and warranties relate expressly to an earlier date).

                  (b) The execution and delivery by the Seller of this Amendment and the performance by the Seller of its agreements and obligations under this Amendment are within its authority, and have been duly authorized by all necessary action. Such execution, delivery, and performance by the Seller, do not and will not (a) contravene any provision of the Seller's organizational documents or (b) conflict with any law, regulation or contractual restriction binding on or affecting the Seller.

                  (c) This Amendment and the Receivables Purchase Agreement, as amended hereby, constitutes the legal, valid and binding obligations of the Seller, enforceable in accordance with their respective terms, except as enforcement may be limited by principles of equity, bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally.

                  (d) After giving effect to this Amendment, no Default or Event of Seller Default has occurred and is continuing. As used herein, "Default" shall mean any default, event or condition that would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Seller Default.

         SECTION 3. CONDITION TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof (the "Effective Date") subject to satisfaction of the following conditions precedent:

                  (a) Amendment Agreement. This Amendment shall have been duly authorized, executed and delivered to SCTSC by SCTSC and the Seller.

                  (b) Officer's Certificate. SCTSC shall have received from the Seller a certificate, dated the Effective Date, of its Secretary as to:

                           (i) evidence of all action then in full force and
                  effect authorizing the execution, delivery and performance of the Amendment;

                           (ii) the incumbency and signatures of the officers of
                  the Seller authorized to act with respect to the Amendment;
                  and

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                           (iii) any amendments to the organizational documents
                  of the Seller since such organizational documents were last certified to SCTSC.

         Such certificate shall be in form and substance satisfactory to SCTSC.

         SECTION 4. EXPENSES. The Seller shall pay all reasonable out-of-pocket expenses incurred by SCTSC in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment, including, but not limited to, the reasonable fees and expenses of Bingham McCutchen LLP.

         SECTION 5. MISCELLANEOUS. Except as expressly provided herein, this Amendment shall not, by implication or otherwise, alter, modify, amend or in any way affect any of the obligations or covenants contained in the Receivables Purchase Agreement, all of which are ratified and confirmed in all respects and shall continue in full force and effect.

         SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

         SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

                                            EOTT ENERGY OPERATING LIMITED
                                            PARTNERSHIP

                                            By: EOTT ENERGY GENERAL
                                            PARTNER, L.L.C., its General
                                            Partner

                                            /s/ James Allred
                                            ---------------------------
                                            James Allred
                                            Vice President and Treasurer

                                            STANDARD CHARTERED TRADE
                                            SERVICES CORPORATION

                                            By: /s/ Allan Matamis
                                               ---------------------------------
                                               Name:  Allan Matamis
                                               Title: Assistant Vice President

                                            By: /s/ Millet
                                               ---------------------------------
                                               Name:   Millet
                                               Title:  Chief Operating Officer

ACKNOWLEDGED BY:

STANDARD CHARTERED BANK,
  as Collateral Agent

By: /s/ Elizabeth Newman
   ---------------------------------
   Name:  Elizabeth Newman
   Title: Senior Vice President

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